EXHIBIT 32.1

                            Certification Pursuant to
                             18 U.S.C. Section 1350
                             As Adopted Pursuant to
                    Section 906 of Sarbanes-Oxley Act of 2002



     I, Robert Panico, Chief Executive Officer (Principal Executive Officer), certify that this annual report on Form 10-K for the annual period ended December 31, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained herein fairly presents, in all material respects, the financial condition and results of operations of Gateway Energy Corporation and its subsidiaries for the periods presented.


Date:  March 24, 2010                       /s/  Robert Panico
                                            -----------------------------------
                                                 Robert Panico
                                                 Chief Executive Officer
                                                 (Principal Executive Officer)